UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2010

RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(248) 350-9900

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

On April 27, 2010, Ramco-Gershenson Properties Trust (the “Company”) issued a press release with respect to its results of operations and financial condition for the three months ended March 31, 2010.  A copy of the April 27, 2010 press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

A copy of the Company’s Quarterly Financial and Operating Supplement (“Quarterly Supplement”) for the three months ended March 31, 2010, which is referenced in the press release and available on its website at www.rgpt.com, is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

Item 9.01       Financial Statements and Exhibits

(d)	Exhibits.

	99.1	Press release, dated April 27, 2010, entitled “Ramco-Gershenson Properties Trust Reports Financial Results for the First Quarter, Provides Revised 2010 FFO Guidance.”

	99.2	Ramco-Gershenson Properties Trust Quarterly Supplement for the three months ended March 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST

Date: April 28, 2010	By:	/s/ Gregory Andrews
Gregory Andrews
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release, dated April 27, 2010, entitled “Ramco-Gershenson Properties Trust Reports Financial Results for the First Quarter, Provides Revised 2010 FFO Guidance.”

99.2	Ramco-Gershenson Properties Trust Quarterly Supplement for the three months ended March 31, 2010.

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